UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2022

Date of Report (Date of earliest event reported)

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39457	84-2308711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 W. Square Lake Road

Troy, Michigan 48098

(Address of Principal Executive Offices) (Zip Code)

(888) 825-9111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On February 21, 2022 the Board of Directors (the “Board”) of Electric Last Mile Solutions, Inc. (the “Company”) approved a planned reduction in force of 50 employees, constituting approximately 24% of the Company’s headcount, as part of an overall plan to focus the Company on its core business and streamline its cost structure (the “Plan”).

The Company is unable in good faith to make a determination of an estimate of the costs associated with the Plan at this time. The Company will amend this Current Report on Form 8-K within four business days of when it is able to estimate these costs.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed by the Company on February 1, 2022 (the “February 1 Current Report”), on that date, Mr. Luo resigned from his positions as Executive Chairman and Chairman of the Board, and Mr. Taylor resigned from his positions as President and Chief Executive Officer and as a member of the Board, both effective immediately. At that time, each of Mr. Luo and Mr. Taylor agreed to settlement terms, the material terms of which were disclosed in the February 1 Current Report. On March 1, 2022, Messrs. Luo and Taylor each entered into a settlement agreement and a consulting agreement with the Company, each agreement on substantially the terms described in the February 1 Current Report, copies of which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Settlement Agreement, dated as of March 1, 2022, by and between Electric Last Mile Solutions, Inc. and Jason Luo
10.2	Consulting Agreement, dated as of March 1, 2022, by and between Electric Last Mile Solutions, Inc. and Jason Luo (included in Exhibit 10.1)
10.3	Settlement Agreement, dated as of March 1, 2022, by and between Electric Last Mile Solutions, Inc. and James Taylor
10.4	Consulting Agreement, dated as of March 1, 2022, by and between Electric Last Mile Solutions, Inc. and James Taylor (included in Exhibit 10.3)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	ELECTRIC LAST MILE SOLUTIONS, INC.

	By:	/s/ Robert Song
Robert Song
Chief Financial Officer and Treasurer

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